June 14, 2010

GENERAL GOVERNMENT SECURITIES MONEY MARKET FUNDS, INC.
General Government Securities Money Market Fund
General Treasury Prime Money Market Fund
GENERAL MONEY MARKET FUND, INC.

Supplement to Statement of Additional Information (“SAI”)
dated April 1, 2010

With respect to each Fund listed above, the following information supersedes and replaces any contrary information contained in the Funds’ SAI:

     Except as otherwise permitted by the 1940 Act, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, each Fund may not:

     1. borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

     2. lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund’s total assets). For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund’s Board.

The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and currently does not intend to lend its portfolio securities.

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With respect to General Government Securities Money Market Fund and General Money Market Fund, Inc, the following information supersedes and replaces any contrary information contained in the Funds’ SAI:

     At a meeting of each Fund’s shareholders held on June 9, 2010, shareholders approved the elimination of each Fund’s fundamental policy and investment restriction prohibiting each Fund from investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets, and adopted a non-fundamental policy prohibiting each Fund from investing in securities of other investment companies, except to the extent permitted under the 1940 Act.

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With respect to General Money Market Fund, Inc, the following information supersedes and replaces any contrary information contained in the Fund’s SAI:

     At a meeting of the Fund’s shareholders held on June 9, 2010, shareholders approved the elimination of the Fund’s fundamental policy and investment restriction prohibiting the Fund from purchasing common stocks, preferred stocks, warrants or other equity securities, or corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds. The Fund is permitted to invest in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, and certain other specified municipal securities, and other money market instruments only to the extent such investments meet the quality and maturity requirements under the 1940 Act that money market instruments must meet to be eligible investments for the Fund, and are consistent with the Fund’s investment objective. Any such investment would be subject to prior disclosure in the Fund’s prospectus and SAI.

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With respect to each Fund listed above, the following information supplements and should be read in conjunction with the information contained in the section of the Funds’ SAI entitled “Investment Techniques”:

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, each Fund may lend money to, and/or borrow money from, certain other funds advised by Dreyfus or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A Fund’s participation in the Interfund Borrowing and Lending Program (the “Program”) must be consistent with its investment policies and limitations. A Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days.

Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.